Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 11 - COMMITMENTS AND CONTINGENCIES:

From time to time, The Company may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

in September 2020, two securities class action complaints were filed in the United States District Court for the Eastern District of New York against the Company and certain current officers and a director, which were subsequently consolidated and captioned as White v. Nano-X Imaging Ltd. et al, Case No. 1:20-cv-04355, alleging violations of securities laws on behalf of all persons and entities that purchased or otherwise acquired the Company’s publicly traded securities between August 21, 2020 and September 15, 2020, and seeking unspecified damages. On December 7, 2020, proposed lead plaintiffs submissions were fully briefed and remain outstanding. As of December 31, 2021, the Company has not accrued any losses other than legal fees with connection to the above referenced complaints. The Company’s position is that the complaint has no merit and it will defend its position vigorously.

On October 5, 2021, a class action complaint was filed in the United States District Court for the Eastern District of New York against the Company and certain of its officers, captioned McLaughlin v. Nano-X Imaging Ltd. et al, Case No. 1:21-cv-05517. The plaintiff asserts claims on behalf of persons and entities that purchased or otherwise acquired the Company’s securities between June 17, 2021 and August 18, 2021, seeking unspecified damages. The plaintiff alleges that the defendants made materially false and misleading statements concerning the Company’s business, operations and compliance policies beginning on June 17, 2021, based on the Company’s U.S. Food and Drug Administration submissions. As of December 31, 2021, the Company has not accrued any losses other than legal fees with connection to the above referenced complaint. The Company’s position that the complaint has no merit and will defend its position vigorously.

On October 28, 2021, a complaint was filed in the United States District Court for the Central District of California against the Company, the Company’s recently-formed Delaware subsidiary and Nanox Gibraltar PLC (“Gibraltar”) from which the Company received certain assets, as well as Mr. Ran Poliakine and certain other unidentified parties, alleging several causes of action including breach of a consulting agreement between plaintiff and Gibraltar that was entered into in 2014. The plaintiff’s demand is for a payment of unpaid consulting fees from Gibraltar in the amount of approximately $1 million and approximately $29.5 million from the Company relating to his claimed entitlement to warrants in Gibraltar. The Company’s position is that the complaint against the Company has no merit, among other reasons, as it was not a party to the agreement with the plaintiff and it is not Gibraltar’s legal successor for any liabilities that Gibraltar may owe to the plaintiff, and it intends to defend its position vigorously.

The Division of Enforcement of the U.S. Securities & Exchange Commission (the “SEC”) has notified the Company that it is conducting an investigation to determine whether there had been any violations of the federal securities laws. The Company has been providing documents and information and has now received a subpoena from the SEC requesting that the Company provide documents and other information relating to the development cost of the Company’s Nanox.ARC prototypes, as well as the Company’s estimate for the cost of assembling the final Nanox.ARC product at scale. The Company is cooperating with the SEC in responding to its requests. The duration and outcome of this matter cannot be predicted at this time.